SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 12, 2005

        Delaware                          Golden Spirit Gaming Ltd.
 (State or other jurisdiction of      (Exact name of registrant as
  incorporation or organization)        specified in its charter)
                                 52-2132622
                      (I.R.S. Employer Identification No.)

      1288 Alberni Street, Suite 806, Vancouver, British Columbia, Canada
                    (Address of principal executive offices)
                                    V6E 4R8
                                   (Zip Code)

                                 (604) 664-0484
              (Registrant's telephone number, including area code)

                           Golden Spirit Mining Ltd.
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

===========================================================================

ITEM 2.01 Completion of Disposition of Assets.

On October 11, 2005, the Registrant entered into an agreement with Legacy Mining Ltd. ("Legacy"), a company with directors in common, whereby the Registrant will sell its full ninety-percent (90%) ownership interest in certain State of Alaska mining claims. The claims are in the Ester Creek area, which is located on the mineralized earthen dome structure called Ester Dome, some 8 miles north and west of Fairbanks, Alaska. Two previous claimholders will retain their non-assessable, carried ten-percent (10%) interest.

Under the terms of the agreement to sell its full ninety-percent (90%) interest, Legacy is required to issue the Registrant 750,000 restricted common shares of its $0.0001 par value common stock.

Legacy will be responsible to keep the claims in good standing henceforth to protect the rights of the carried interest holders.


SECTION 9.  EXHIBITS.


(c)  Exhibits

Exhibit No.     Description
---------       -----------
10.1            Disposition Agreement


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Golden Spirit Gaming Ltd.

/s/: Robert Klein
-------------------
Robert Klein, President

DATED:  October 12, 2005